NASDAQ: REVU Corporate Presentation September 2010 © 2010 The Princeton Review, Inc. – All Rights Reserved Exhibit 99.1

Safe Harbor Statement

All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements may be identified by words such as "believe," "intend," "expect," "may," "could,"
"would," "will," "should," "plan," "project," "contemplate," "anticipate," or similar statements.
Because these statements reflect The Princeton Review's current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Princeton
Review's actual results could differ materially from those anticipated in these forward-looking statements as a result of many factors, including, but not limited to, demand for the company's products and services; the company's ability to compete effectively and adjust to rapidly changing market dynamics; the timing of revenue recognition from significant contracts with schools and school districts; market acceptance of the company's newer products and services;
continued federal and state focus on assessment and remediation in K-12 education; and the other factors described under the caption "Risk Factors" in The Princeton Review's most recent
Form 10-K filed with the Securities and Exchange Commission, and in its other filings. The
Princeton Review undertakes no obligation to update publicly any forward-looking statements contained in this presentation.
In addition, in this presentation we use two non-GAAP financial measures: combined adjusted
EBITDA and combined adjusted EBITDA margin.  Please see the appendix at the end of this presentation for discussion of the use of non-GAAP measures and reconciliation of non-GAAP measures to GAAP.
NASDAQ: REVU

Investment Highlights
•
Well positioned in a growing education
space
•
Two strong, industry-leading brands in
the education market
•
Investing heavily in game-changing
strategic growth initiatives
•
Lower regulatory risk than other
education companies due to limited
exposure to Title IV & gainful employment
regulations
•
Solid financial platform with strong cash
flow and significant liquidity

NASDAQ: REVU
NASDAQ: REVU

12% CAGR, 2010 – 2014E
4 MM
3 MM
2 MM
1 MM
0 MM
1995
1998
2001
2004
2007
2010E
2013E

Online Education: Double-Digit Growth Continues 4 NASDAQ: REVU Source: Eduventures. (12/9/09). Hot Programs and Hot Markets – Pearson Learning Solutions Summit. Las Vegas, NV.

PENN FOSTER

The Princeton Review

NLC NATIONAL LABOR COLLEGE

Health Careers @ Bristol Community College

5

Two Strong Brands, Plus New Partnerships 5 NASDAQ: REVU

PENN FOSTER	NLC NATIONAL LABOR COLLEGE & eHealth Careers @ Bristol Community College	The Princeton Review

Segment Career training &
enhancement
Career training
partnerships
Test prep & college-
readiness
Core
Competencies
•
Online distribution
& marketing
•
Student acquisition,
delivery & retention
•
Highly recurring
revenue model
•
Leverage the
competencies of
legacy businesses
•
Insulated from gov’t
policy regarding
tuition assistance
•
Comprehensive,
diverse, high-quality
solutions
•
“Stable” business
•
National
distribution
TTM Rev
¹
$98 million
²
NA $111 million
³
Founded 1890 2010 1981
A Leader in Test Prep & Online Education

NASDAQ: REVU
¹
Trailing 12 months through Q2 2010.
²
2009 quarterly revenues are pre-acquisition estimates.
³
Test Prep Services segment revenues only

Penn Foster Revenue Contribution - YTD 2010

High School 20%
College 15%
Career 65%

Leading Online Career Education
Oldest, largest, most recognized online career education provider in the country

Serve students through three schools:
1.Career School
•
Programs in allied health, business, technology &
trade
•
100+ diploma/certificate programs in 9 categories
2.College
•
Bachelor degrees: criminal justice, business mgmt.
•
Also 21 associate degrees in 9 categories
3.Virtual High School
•
One of the largest regionally accredited virtual
high schools in country
•
~50,000 students enrolled in core, elective, AP
courses
NASDAQ: REVU

Penn Foster: Differentiated
Approach to Online Education

•
Online degree, diploma & certificate programs for ~207,000 students worldwide
•
Business model NOT dependant on students receiving Title IV Federal
Student Loans. Shielded from changes in gov’t policy regarding tuition assistance.
•
Positioned as value alternative to other for-profit schools:
•
Courses are instructor-supported, not instructor-led
•
Reduces costs of delivery, keeps prices low
•
Targets “non-traditional” students 25 and older
•
~80% enrollments generated online
•
Highly recurring revenue business model
NASDAQ: REVU

PENN FOSTER

NLC NATIONAL LABOR COLLEGE

&

eHealth Careers
@ Bristol Community College

Penn Foster Creates the Platform to Leverage Strategic Ventures 9 NASDAQ: REVU

National Labor College Joint Venture
“The College for Working Families”

•
Online college for AFL-CIO’s 11.5 MM members
and their families
plus 4 MM+ other union members
•
Technical & financial resources of REVU, with educational
experience of NLC, creates affordable/accessible programs
•
Exclusive access to sell Penn Foster programs
•
Not subject to 90/10 rule or gainful employment restrictions due to ownership interest
•
Typical student will take 15 - 20 units per year at $250 - $300 per unit
•
Signed April 2010; enrollments expected to begin 2011
NASDAQ: REVU

eHealth Careers
@ Bristol Community College

eHealth Careers
@ Bristol Community College

Find healthcare careers at Bristol Community College
Learn more about the programs, schedules, costs, financial aid, admissions and more by emailing eHealthCareers@BristolCC.edu or call 508.678.2811, ext. 4444.

The Future in Education – Here in New Bedford This Fall
The eHealth Careers @ Bristol Community College program offers BCC healthcare degree courses and continuing education and workforce preparation in a flexible, fast-track program that blends classroom and online learning.

BCC
New Bedford Campus
508.678.2811, ext. 4444
eHealthCareers@BristolCC.edu

eHealth Careers
@ Bristol Community College

Healthcare Education On Demand

FALL 2010
BCC
New Bedford Campus
508.678.2811, ext. 4444
eHealthCareers@BristolCC.edu

Community College Allied Health
Care Partnership

•
Partnership with community colleges to expand
distance & hybrid learning opportunities
•
Resolves pressing issues of:
1.
Long waiting lists
2.
No capital to expand facilities
3.
No resources to invest in distance learning
•
Example: Bristol Community College, Mass.
•
Offers degree programs in general health
science, medical info & coding, massage
therapy
•
Enrollments have begun for Fall 2010
•
Negotiations with other community colleges
underway
NASDAQ: REVU

The Preeminent Name in Test Prep
The Princeton Review is one of the most widely recognized brands in test prep

Centers covering 70% of nation in all major categories:
•Classroom -based
•
18-30 hours, instructor-led
•
Sold direct to consumer & K-12 institutions
•Tutoring
•
Includes both private & small group sessions
•
Highest-end offering for all admission tests
•Online
•
Online only, or online w/ classroom or tutoring
•
Ideal for flexibility & expedited courses
•Other
•
Royalties from ~170 print/software titles & international franchises
Test Prep Segment Revenue
Contribution - YTD 2010
Online
4%
Other
8%
Class-
based
65%
Tutoring
23%
NASDAQ: REVU

An Under-penetrated Test Prep
Market

•
Two lead players, The Princeton Review and Kaplan, collectively have ~ 45% market share, while third largest player has < 3%
•
Historically, The Princeton Review has served ~2% of test takers through higher-end preparation products and ~25% of test takers through book sales
•
Opportunity to drive significant growth through innovative
products that address the needs of a larger set of students
NASDAQ: REVU

NASDAQ: REVU Financial Review 14

NASDAQ: REVU
$90
$93
$109
$110 $111
$75
$81
$89
$96
$98
2006 2007 2008 2009 TTM
Jun 2010
Penn Foster
Revenues¹
Princeton
Review Test
Prep
Revenues²
$165
$174
$198
$209
$206
Two Stable, Steady-Growth Businesses

1 2006 - 2009 Penn Foster revenues are based on pre-acquisition stand-alone results.  Penn Foster revenues for 2006, 2007 and for the six months ended
December 31, 2009 (as included in the TTM June 2010 results) are estimated based on unaudited financial results.
2 Represents stand-alone Test Preparation Services revenue.
3 Guidance issued 3/11/2010. Includes 2010 revenue from SES Services.
2010 Guidance³:
$225 - $230 MM
($ in MM)

$30
$20
$10
$0
$4
$9
$28
$30
$26
2%
5%
12%
14%
12%
20%
10%
0%
2006²
2007²
2008²
2009²
TTM '10

$30
$20
$10
$0
20%
10%
0%
$4
$9
$28
$30
$26
2%
5%
12%
14%
12%
2006²
2007²
2008²
2009²
TTM '10

NASDAQ: REVU
Increased Company Profitability

Combined Adj. EBITDA¹
1 Refer to slides 21-to-23 for discussion of use of non-GAAP measures and reconciliation of Non-GAAP measures to GAAP.
2
2006 -2009 results are based on Penn Foster pre-acquisition stand-alone results and The Princeton Review stand-alone results. Penn Foster’s financial results for fiscal 2006, 2007 and quarterly results for six months ended December 31, 2009 (as included in the TTM ’10 results above)
are estimated based on unaudited financial results.
3 Guidance issued 3/11/2010.  Includes financial results of SES Services.
Combined
Adj. EBITDA1
($ in MM)
Combined Adj.
EBITDA Margin1
(%)
2010 Guidance³:
12 –
14% Adj.
EBITDA Margin

Liquidity
Aug 2010 refinancing of revolver:
•Increased liquidity
•Lowered interest rate
•Provided additional covenant flexibility
Debt
Q2 2010 net debt¹ of $97 MM is 3.7x TTM
combined adjusted EBITDA
Capex
•
Large 2010 capex to support
infrastructure build and Penn Foster
integration
•
Capex in core businesses expected to
decline significantly in 2011
Solid Financial Condition
Capital Structure Supports Growth Initiatives

¹Total debt less cash and cash equivalents.
NASDAQ: REVU

REVU Key Takeaways
•
Well positioned in a growing education
space
•
Two strong, industry-leading brands in
the education market
•
Investing heavily in game-changing
strategic growth initiatives
•
Lower regulatory risk than other
education companies due to limited
exposure to Title IV & gainful employment
regulations
•
Solid financial platform with strong cash
flow and significant liquidity

NASDAQ: REVU
NASDAQ: REVU

For More Information

The Princeton Review, Inc.
111 Speen Street, Suite 550
Framingham, MA 01701
Tel 508.663.5050
Company Contact
Chris Kasper, CFO
Tel 508.663.5146
Investor Relations
Liolios Group
Scott Liolios or Cody Slach
Tel 949.574.3860
info@liolios.com
NASDAQ: REVU

Appendix 20 NASDAQ: REVU

NASDAQ: REVU
Use of Non-GAAP Financial Measures

The Princeton Review (the “Company”) presented the following non-GAAP financial measures within this presentation: Combined Adjusted
EBITDA and Combined Adjusted EBITDA Margin percentage.  The Company defines Adjusted EBITDA as operating income (expense) from continuing operations before depreciation and amortization, restructuring expense, acquisition expense, stock-based compensation and other non-
cash income and expense items, plus cash other income (expense) items. Combined Adjusted EBITDA within this presentation for periods prior to the Company’s acquisition of Penn Foster Education Group, Inc. (“Penn Foster”) is based on the stand-alone results of the Company and Penn
Foster, respectively.  Combined Adjusted EBITDA Margin percentage is determined by dividing Combined Adjusted EBITDA by the sum of stand-
alone revenues of the Company and Penn Foster for the periods presented.
Penn Foster’s financial results for fiscal 2006, 2007 and quarterly results for the six months ended December 31, 2009 included in this presentation are estimated results and have not been audited or included in any filing with the SEC.  The combined, non-GAAP results should not be used as substitute to any unaudited pro-forma combined statements of operations presented in our filings with the SEC which are prepared in accordance with GAAP.
We believe that Adjusted EBITDA can facilitate operating performance comparisons from period to period and company to company by backing out potential differences caused by variations in tax positions, capital structures (affecting interest expense), the lives, methods and purchase accounting impact on fixed and intangible assets (affecting depreciation and amortization expense) and one-time charges not expected to reoccur in the future. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our profitability or liquidity. Adjusted EBITDA has limitations as an analytical tool, and you should not consider them in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
Adjusted EBITDA does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments;
Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debts;
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and
Other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

NASDAQ: REVU
GAAP to Non-GAAP Reconciliation: 2006-
2007

The Princeton Review, Inc. and
Subsidiaries
Penn Foster Education Group,
Inc.
Combined (Non-GAAP)
Year ended
December 31,
2006
Year ended
December 31,
2007
Year ended
December 31,
2006
Year ended
December 31,
2007
Year ended
December 31,
2006
Year ended
December 31,
2007
(8,110) (23,515) (358) 1,531 (8,468) (21,984)
Depreciation and amortization 4,962 4,330 2,155 6,228 7,117 10,558
Restructuring - 8,853 - - - 8,853
Stock based compensation 791 3,459 - - 791 3,459
Impairment of investment 300 1,000 - - 300 1,000
Transition and other costs (1) - 4,237 104 599 104 4,836
Management fees (2) - - 1,772 743 1,772 743
Penn Foster expenses associated with divestitures (3) - - 2,652 1,547 2,652 1,547
Other income, excluding items (see reconciliation below) (34) 57 - - (34) 57
Adjusted EBITDA (2,091) (1,579) 6,325 10,648 4,234 9,069
Reconciliation of other (expense) income, net to other
(expense) income, excluding items:
Other (expense) income, net (34) (7,558) - - (34) (7,558)
Loss from change in fair value of derivatives - 7,615 - - - 7,615
Other (expense) income, excluding items (34) 57 - - (34) 57
(1) The Princeton Review incurred certain transition costs as a result of changing audit firms and moving certain functions from New York City to Boston that did not qualify as restructuring charges for GAAP purposes, including consultants utilized to assist in moving finance operations to the Boston area and non-cash charges recorded due to the new management team’s decision not to continue certain projects in progress.
(2) Monthly fees charged Penn Foster by its previous owners for services provided by its affiliated private equity interests.  Similar fees were not incurred following the acquisition by The
Princeton Review.
(3)    Expenses totaling $1,547 and $2,652 for the years ended December 31, 2007 and 2006, respectively, consisted primarily of legal and accounting fees associated with matters related to
Penn Foster’s sale on March 27, 2007.
Operating (loss) income from continuing operations

NASDAQ: REVU
GAAP to Non-GAAP Reconciliation: 2008-TTM
Q2’10

The Princeton Review, Inc. and Subsidiaries Penn Foster Education Group, Inc. Combined (Non-GAAP)
Year ended
December 31,
2008
Year ended
December 31,
2009
Trailing
Twelve
Months
Ended June
30, 2010
Year ended
December
31, 2008
Period from
January 1,
2009 to
December 7,
2009
Trailing
Twelve
Months
Ended June
30, 2010
Year ended
December
31, 2008
Year ended
December
31, 2009
Trailing
Twelve
Months
Ended June
30, 2010
1,830 (10,100) (24,854) 8,188 (3,066) (6,816) 10,018 (13,166) (31,670)
Depreciation and amortization 4,665 8,347 24,248 6,154 5,822 2,748 10,819 14,169 26,996
Restructuring 2,233 7,711 5,584 - - - 2,233 7,711 5,584
Acquisition expenses - 2,984 5,357 - - - - 2,984 5,357
Stock based compensation 3,868 2,979 3,880 - - - 3,868 2,979 3,880
Acquisition related adjustment to revenue - 135 821 - - - - 135 821
Non-cash inventory write-off to cost of
goods and services sold - - 942 - - - - - 942
Management fees (1) - - - 429 370 155 429 370 155
Penn Foster expenses associated with divestitures (2) - - - 920 14,549 14,289 920 14,549 14,289
Other income, excluding items (see reconciliation below) 81 261 3 - - - 81 261 3
Adjusted EBITDA 12,677 12,317 15,981 15,691 17,675 10,376 28,368 29,992 26,357
Reconciliation of other (expense) income, net to other
Other (expense) income, net 81 (517) (988) (817) 6 - (736) (511) (988)
Loss from extinguishment of debt - 878 1,832 - - - - 878 1,832
Gain from change in fair value of derivatives - (100) (795) - - - - (100) (795)
Interest income - - - (94) (6) - (94) (6) -
Loss on sale of investment - - - 926 - - 926 - -
Other (46) (15) - - (15) - (46)
Other income, excluding items 81 261 3 - - - 81 261 3
Operating (loss) income from continuing operations
(expense) income, excluding items:
(1)    Monthly fees charged Penn Foster by its previous owners for services provided by its affiliated private equity interests.  Similar fees were not incurred following the acquisition by the Company.
(2)    Includes transaction bonuses, professional fees and other expenses related to Penn Foster’s sale to the Company on December 7, 2009 totaling $13,872 for the period from January 1, 2009 to
         December 7, 2009, including $13,734 that was funded by Penn Foster’s previous owner.  Expenses totaling $920 for the year ended December 31, 2008 and the remaining $677 for the period from
         January 1, 2009 to December 7, 2009 consisted primarily of legal and accounting fees associated with matters related to Penn Foster’s sale on March 27, 2007.